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                                                                   Exhibit 10.24

                             FOURTEENTH AMENDMENT TO
                        RESTATED BUSINESS LOAN AGREEMENT

         THIS FOURTEENTH AMENDMENT TO RESTATED BUSINESS LOAN AGREEMENT (the "Amendment") is entered into as of January 2, 2002, between FRESH AMERICA CORP., a Texas corporation ("Borrower"), the "Subsidiary/Debtors" (herein so called) named on the signature pages of this Amendment, and ENDEAVOUR, LLC, assignee of Bank of America, N.A., formerly Bank of America NT & SA, successor in interest by merger with Bank of America, N.A., formerly NationsBank, N.A. ("Bank").

         Borrower and Bank entered into the Restated Business Loan Agreement dated February 2, 1998 (as amended, extended, renewed, or restated, the "Loan Agreement"), providing Borrower with a revolving line of credit. Borrower has requested Bank to amend certain provisions of the Loan Agreement as provided in Paragraph 2 below and the other Loan Documents as provided herein, including without limitation a restructure and conversion of the line of credit into a term loan, and Bank has, upon and subject to the terms of this Amendment, agreed. Accordingly, for adequate and sufficient consideration, Bank, Borrower, and Subsidiary/Debtors hereby agree as follows:

         1. DEFINITIONS. Capitalized terms used herein and defined in the Loan
            -----------
Agreement shall have the meanings set forth in the Loan Agreement except as otherwise provided herein.

         2. AMENDMENTS. The Loan Documents are amended as follows:
            ----------

            (A) The definition of Reference Rate in Section 1 is entirely amended as follows:

                  "Reference Rate" is defined in Section 4.1 of this Agreement. Provided, however, that the Reference Rate shall not at any time equal less than 4.75% per annum.

            (B) Section 2.2 of the Loan Agreement is amended to delete therefrom the date "January 2, 2002" and substitute in lieu thereof the date "January 6, 2003".

            (C)   Sections 2.4(c) is entirely amended to read as follows:

                  (c) The Borrower will pay on each of April 1, 2002, July 1, 2002, September 30, 2002, and December 30, 2002,
                           installments of principal outstanding under the Term
                           Note in the amount of $350,000, with a final installment in the amount of the remaining principal balance thereof to be due and payable on January 2, 2003, unless otherwise accelerated pursuant to the terms hereof. In addition, the Borrower will pay on July 1, 2002, an installment of principal outstanding under the Term Note in the amount of one percent (1.00%) of the outstanding principal balance thereof on

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                                    June 30, 2002, which installment payment
                                    shall be in addition to the installment
                                    payment referenced in the previous sentence of this Section 2.4(c).

            (D) The first sentence of Section 4.1 of the Loan Agreement is entirely amended as follows:

                           The interest rate on the outstanding principal amounts under the Term Loan Commitment is equal to the lesser of either (a) the maximum lawful rate of interest permitted under applicable usury laws, now or hereafter enacted (the "Maximum Rate") or (b) the rate that is equal to the sum of the Bank's Reference Rate plus four percent (4.00%) from January 2, 2002, through and including April 1, 2002, four and one-half percent (4.50%) from April 2, 2002, through and including June 30, 2002, five percent (5.0%) from July 1, 2002, through and including September 30, 2002, and five and one-half percent (5.50%) from October 1, 2002, and thereafter.

            (E) Section 5.2(c) of the Loan Agreement is entirely amended as follows:

                           (c) The Borrower agrees to reimburse the Bank for the reasonable costs of periodic audits and appraisals of the Collateral at such intervals as the Bank may reasonably require. The audits and appraisals may be performed by employees of the Bank or by independent appraisers.

            (F) The first paragraph of Section 10.4 of the Loan Agreement is entirely amended to read as follows:

                           10.4     Adjusted Borrowing Base Mandatory
                                    ---------------------------------
                                    Prepayment. If at any time the principal
                                    ----------
                                    outstanding under the Term Note plus the outstanding amounts of any letters of credit on such date (including the face amount of all undrawn and uncancelled letters of credit and amounts drawn on letters of credit and not yet reimbursed) exceeds the Adjusted Borrowing Base (calculated as of the most recent of (i) the last day of the most recently preceding calendar month, or
                                    (ii) the 15th day of the most recently
                                    preceding calendar month) , the Company
                                    shall immediately pay to the Bank any such excess. Such payment shall be applied to installments due under the Term Note in the inverse order of maturity.

            (G)   Section 10.11 is entirely amended as follows:

                           Capital Expenditures. No Company shall make Capital
                           --------------------
                           Expenditures other than Permitted Capital
                           Expenditures. "Permitted Capital Expenditures" means commencing with the period beginning January 1, 2002, through and including March 31, 2002, a total amount of Capital Expenditures that does not exceed $540,000 in the aggregate, for the

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                           period beginning April 1, 2002, through and including
                           June 30, 2002, a total amount of Capital Expenditures that does not exceed $640,000 in the aggregate, for the period beginning July 1, 2002, through and including September 30, 2002, a total amount of Capital Expenditures that does not exceed $215,000 in the aggregate, and for the period beginning October
                           1, 2002, through and including December 31, 2002, a total amount of Capital Expenditures that does not exceed $235,000 in the aggregate. Additionally, the Borrower shall provide to the Bank within thirty (30) days after the end of each month a report of the Capital Expenditures for the prior month and year to date period from January 1, 2002, and a comparison of such Capital Expenditures actually incurred to Capital Expenditures budgeted to occur in such calendar quarter and year to date period from January 1, 2002, commencing January 1, 2002. Provided that if any amount referred to above is not expended in the quarter for which it is permitted, such amount may be carried over for expenditure into future calendar quarters in such fiscal year, and provided further that Capital Expenditures made during any quarter shall be deemed made first in respect of amounts permitted for such quarter and second in respect of amounts carried over from the prior quarter.

            (H) Section 10.25(n) and Section 10.25(o) are entirely amended to read as follows:

                           (n) Additionally, the outstanding principal balance of the Term Note shall be reduced from time to time by the amount of one hundred percent (100%) of any and all tax refunds received by the Borrower, net of any penalties required to be paid in connection therewith and any repatriation costs if such amount is paid by a non-U.S. taxing authority, all of which shall be applied to the principal owing to the Bank immediately upon receipt thereof by the Borrower. Such amounts shall be applied to the next maturing installments due under the Term Note.

                           (o) Additionally, the outstanding principal balance of the Term Note shall be reduced by seventy-five percent (75%) of the cash proceeds, net of reasonable expenses of issuance, of any equity issued by any Company (other than the $5,000,000 in preferred stock to be issued by the Borrower on April 30, 2000, as described in the Tenth Amendment to Restated Business Loan Agreement and Waiver dated as of March 31, 2000, and the shares issued pursuant to that certain Securities Exchange and Purchase Agreement (the "Securities Agreement") dated as of August 14, 2001, among North Texas Opportunity Fund LP, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company, Signature 1A (Cayman), Ltd., Signature 3 Limited, Investors Partner Life Insurance Company, and the Borrower, the terms of which shall not be amended without the prior written

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                                    consent of the Bank). Such amounts shall be
                                    applied to the next maturing installments due under the Term Note.

         3. CONDITIONS PRECEDENT. This Amendment will not become effective until
            --------------------
all corporate actions of Borrower and each of the Subsidiary/Debtors taken in connection herewith and the transactions contemplated hereby shall be satisfactory in form and substance to the Bank, and each of the following conditions precedent shall have been satisfied, all of which must occur on or before January 2, 2002:

           (a) Bank has received counterparts of this Amendment duly executed and duly delivered by Bank, Borrower, and each other party named on the signature page below.

           (b) All fees and expenses, including reasonable legal and other professional fees and expenses incurred on or prior to the date of this Amendment by the Bank, including without limitation the fees and expenses of legal counsel and financial advisors to the Bank, shall have been paid to the extent that same have been billed.

           (c) The Bank shall have received a certificate of the Borrower certifying as to the accuracy, after giving effect to this Amendment, of the representations and warranties set forth in the Loan Agreement, the other Loan Documents and this Amendment, that there exists no Default or Potential Default after giving effect to this Amendment, and that the execution, delivery and performance of this Amendment will not cause a Default or Potential Default.

           (d) The Bank shall have received such other documents, instruments and certificates, in form and substance reasonably satisfactory to the Bank, as the Bank shall deem necessary or appropriate in connection with this Amendment and the transactions contemplated hereby, including without limitation copies of resolutions of the boards of directors of each of Borrower and each Subsidiary/Debtor which is a party to the documents contemplated by this Amendment.

           (e) The Bank shall have received an amendment fee in the principal amount of $25,000, plus all accrued and unpaid interest due under the Term Loan through December 31, 2001.

           (f) The Bank shall have received (i) a true and correct copy of any and all agreements between the Borrower and Larry Martin upon terms and conditions satisfactory to the Bank addressing payment of amounts due to Larry Martin pursuant to that certain Stock Purchase Agreement dated December 19, 1997, between the Borrower, Larry Martin and Hereford Haven, Inc., and (ii) a true and correct copy of any and all agreements between the Borrower and Joseph M. Cognetti, upon terms and conditions satisfactory to the Bank.

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         4. RELEASE. In consideration of the Bank's agreements herein and
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certain other good and valuable consideration, Borrower hereby expressly acknowledges and agrees that as of the date hereof it has no setoffs, counterclaims, adjustments, recoupments, defenses, claims or actions of any character, whether contingent, non-contingent, liquidated, unliquidated, fixed, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured, known or unknown, against the Bank or any grounds or cause for reduction, modification or subordination of the obligations or owed to the Bank or any liens or security interests of the Bank. To the extent Borrower may possess any such setoffs, counterclaims, adjustments, recoupments, claims, actions, grounds or causes, Borrower hereby waives, and hereby releases the Bank from, any and all of such setoffs, counterclaims, adjustments, recoupments, claims, actions, grounds and causes, such waiver and release being with full knowledge and understanding of the circumstances and effects of such waiver and release and after having consulted counsel with respect thereto.

         5. CONTINUED EFFECT. Except to the extent provided herein, all terms,
            ----------------
provisions, and conditions of the Loan Agreement and the other Loan Documents shall continue in full force and effect and are hereby ratified and confirmed, and the Loan Agreement and the other Loan Documents shall remain enforceable and binding in accordance with their respective terms. Borrower and each Subsidiary/Debtor confirms and agrees that the other Loan Documents, and the guaranties, liens, and security interests granted therein, shall continue to assure and secure Borrower's obligations and indebtedness to Bank, direct or indirect, arising pursuant to the Revolving Note and the Loan Agreement, whether or not such other Loan Documents shall be expressly affected by this Amendment. All references in the Loan Documents to the Loan Agreement shall hereafter be deemed to be references to the Loan Agreement affected by this Amendment.

         6. COUNTERPARTS. This Amendment may be executed in any number of
            ------------
counterparts, all of which when taken together shall constitute one and the same document, and each party hereto may execute this Amendment by signing any of such counterparts. Telecopies of signatures shall be binding and effective as originals.

         7. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon, and
            ----------------------
inure to be the benefit of, the parties hereto and their respective heirs, administrators, successors and assigns.

         8. NO ORAL AGREEMENTS. This written document and the documents executed
            ------------------
in connection herewith represent the final agreement between the parties in respect of the matters covered herein and may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.

         9. GOVERNING LAW. This Amendment shall be governed by and construed in
            -------------
accordance with the laws of the State of Texas.

         10. LOAN DOCUMENT. This Amendment is a Loan Document and is subject to
             -------------
all provisions of the Loan Agreement applicable to Loan Documents, all of which are

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incorporated in this Amendment by reference the same as if set forth in this
Amendment verbatim.

      [Remainder of Page Left Intentionally Blank - Signature Page Follows]



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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first written above.


ENDEAVOUR, LLC, assignee of Bank of           FRESH AMERICA CORP., as Borrower
America, N.A. (formerly Bank of
America NT & SA, successor in
interest by merger with Bank of
America, N.A., formerly NationsBank,
N.A.), as Bank


By:      PPM America, Inc.,
         its Attorney-in-Fact

                                              By    /s/ Cheryl A. Taylor
                                                    ---------------------------
By      /s/ Bradley Scher                            Name: Cheryl A. Taylor
  -------------------------------------                    --------------------
        Name: Bradley Scher                          Title: EVP - CFO
              -------------------------                     -------------------
        Title:Managing Director
              -----------------

                              CONSENT AND AGREEMENT
                              ---------------------

To induce Bank to enter into this Amendment the undersigned jointly and severally (a) consent and agree to this Amendment's execution and delivery and the terms hereof, (b) ratify and confirm that all guaranties, assurances, liens, and subordinations granted, conveyed, or assigned to Bank under the Loan Documents (as they may have been renewed, extended, and amended) (i) are not released, diminished, impaired, reduced, or otherwise adversely affected by this Amendment, and (ii) continue to guarantee, assure, secure, and subordinate other debt to the full payment and performance of all present and future obligations under the Loan Documents, and (c) waive notice of acceptance of this consent and agreement, which consent and agreement binds the undersigned and their successors and permitted assigns and inures to Bank and its successors and permitted assigns.

FRESH AMERICA FLORIDA, INC.,
FRANCISCO ACQUISITION CORP.,
ALLIED-PERRICONE, INC., f/k/a
SAM PERRICONE CITRUS CO.,
each as a Subsidiary/Debtor


By:      /s/ Cheryl A. Taylor
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         Name:                      Cheryl A. Taylor
                  --------------------------------------------------------------
         Title:                     Chief Financial Officer
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